Exhibit 32.11


                           SECTION 1350 CERTIFICATION
                        OF PRINCIPAL EXECUTIVE OFFICER OF
                         CENTRAL ILLINOIS LIGHT COMPANY
                         (required by Section 906 of the
                           Sarbanes-Oxley Act of 2002)


In connection with the report on Form 10-Q for the quarterly period ended June 30, 2004 of Central Illinois Light Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Gary
L. Rainwater, chief executive officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 9, 2004



                                          /s/ Gary L. Rainwater
                                          ----------------------------------
                                          Gary L. Rainwater
                                          Chairman, President and
                                          Chief Executive Officer
                                          (Principal Executive Officer)